                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

                               CoreComm Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed: April 27, 2000.

                                [CORECOMM LOGO]

                              110 EAST 59TH STREET
                            NEW YORK, NEW YORK 10022
                            ------------------------

                              PROXY STATEMENT AND
                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2000
                            ------------------------

     The Annual Meeting of Shareholders of CoreComm Limited (the "Company") will be held at 11:15 a.m., local time, on Wednesday, May 31, 2000, at the Essex House, Hyde Park Suite, located at 160 Central Park South, New York, New York 10019, for the following purposes:

     1. To elect two directors to the Board of Directors.

     2. To ratify the adoption of the CoreComm Limited 1999 Stock Option Plan.

     3. To ratify the adoption of the CoreComm Limited 2000 Stock Option Plan.

     4. To ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the year ending December 31, 2000; and

     5. To transact any other business that may properly be brought before the meeting or any adjournment or postponement thereof.

     At the meeting, the Company's audited consolidated financial statements for the fiscal year ended December 31, 1999 will be received.

     Notice of the meeting has been sent to all holders of record of the Company's common shares at the close of business on April 14, 2000. All holders of record of the common shares on the date of the meeting will be entitled to attend and vote at the meeting. Any shareholder who does not receive a copy of the proxy statement may obtain a copy at the meeting or by contacting the Company. A list of the shareholders entitled to vote at the meeting will be located at the Company's offices, 110 East 59th Street, New York, New York 10022, prior to the meeting and will also be available for inspection at the meeting.

     A copy of the Annual Report for 1999 is being mailed together with this proxy material.

     It is important that your shares be represented at the meeting. Regardless of whether you plan to attend the meeting, please execute the enclosed proxy and return it promptly in the accompanying postage-paid envelope. Submitting this executed proxy will not preclude your right to revoke it and to vote in person at the meeting.

                                    By order of the Board of Directors,

                                    /s/ Richard J. Lubasch
                                    RICHARD J. LUBASCH
                                    Secretary

New York, New York
April 27, 2000

                                CORECOMM LIMITED
                              110 EAST 59TH STREET
                            NEW YORK, NEW YORK 10022

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 31, 2000

                            ------------------------

                                PROXY STATEMENT

     This proxy statement sets forth certain information with respect to the accompanying proxy proposed to be used at the Annual Meeting of Shareholders of CoreComm Limited (the "Company" or "CoreComm") to be held at 11:15 a.m., local time, on Wednesday, May 31, 2000, at the Essex House, Hyde Park Suite, located at 160 Central Park South, New York, New York 10019, or at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors of the Company is soliciting the accompanying form of proxy and urges you to sign the proxy, fill in the date, and return it immediately to the Secretary of the Company. The prompt cooperation of shareholders is necessary in order to ensure a quorum and to avoid expenses and delay.

     Notice of the meeting has been sent to all holders of record of the Company's Common Stock who held such shares as of the close of business on April 14, 2000. Holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), on the date of the Annual Meeting, will be entitled to vote at the Annual Meeting. At the close of business on April 14, 2000, 39,914,852 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Any shareholder who does not receive a copy of the proxy statement and accompanying proxy card may obtain a copy at the meeting or by contacting the Company. All holders of record of the Company's Common Stock on the date of the meeting will be entitled to attend and vote at the meeting.

     In accordance with Section 84 of the Companies Act 1981 of Bermuda, the audited consolidated financial statements of the Company for the fiscal year ended December 31, 1999 will be presented at the meeting. There is no requirement under Bermuda law that such statements be approved by shareholders, and no such approval will be sought at the meeting.

     The accompanying proxy is revocable on written instructions, including a subsequently received proxy, signed in the same manner as the proxy, and received by the Secretary of the Company at any time at or before the balloting on the matter with respect to which such proxy is to be exercised. If you attend the Annual Meeting you may, if you wish, revoke your proxy by voting in person. This proxy statement and the accompanying proxy materials are first being mailed to shareholders on or about April 27, 2000.

     All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by the Company. Proxies may be solicited personally, or by mail, telephone or facsimile, by current and former directors, officers and other employees of the Company, but the Company will not pay any compensation for such solicitations. In addition, the Company has agreed to pay D.F. King & Co., Inc. a fee of $5,000, plus reasonable expenses, for proxy solicitation services. The Company will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses for sending material to principals and obtaining their proxies.

                                CORECOMM LIMITED

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock, as of April 24, 2000 by (i) each executive officer and director of the Company, (ii) all directors and executive officers as a group and (iii) shareholders holding 5% or more of the Common Stock.

                                                                    AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                              -----------------------------------------------------
                                                                            PRESENTLY
                                                                           EXERCISABLE
                                                                             OPTIONS,
                                                                           WARRANTS AND
EXECUTIVE OFFICERS, DIRECTORS                                  COMPANY     CONVERTIBLE
AND PRINCIPAL STOCKHOLDERS (1)                                  STOCK       NOTES (2)        TOTAL      PERCENT (3)
------------------------------                                ---------    ------------    ---------    -----------
Barclay Knapp(4)............................................  1,446,997       985,167      2,432,164        5.93%
George S. Blumenthal(5).....................................  1,763,186       800,019      2,563,205        6.28%
Richard J. Lubasch(6).......................................    301,081       234,607        535,688        1.33%
Patty J. Flynt..............................................    218,631       111,485        330,116           *
Gregg Gorelick..............................................    125,639       127,141        252,780           *
Sidney R. Knafel............................................    414,395        93,598        507,993        1.27%
Ted H. McCourtney(7)........................................    733,554       110,642        844,196        2.10%
Del Mintz(8)................................................  1,543,688       119,155      1,662,843        4.14%
Alan J. Patricof(9).........................................    175,201        93,598        268,799           *
Warren Potash(10)...........................................     70,464       117,115        187,579           *
All directors and officers as a group
  (10 in number)............................................  6,792,836     2,792,527      9,585,363       22.39%
Ronald Baron(11)............................................  6,090,177       740,052      6,830,229       16.76%
Baron Capital Group, Inc.(11)
Bamco, Inc.(11)
Baron Capital Management, Inc.(11)
Baron Asset Fund(11)
  767 Fifth Avenue
  New York, NY 10153
Prime 66 Partners, L.P.(12).................................  2,849,981        73,019      2,923,000        7.29%
Composite 66, L.P.
H & S Partners I
  201 Main Street, Suite 3200
  Fort Worth, Texas 76102
NWQ Investment Management Company(13).......................  2,092,197             0      2,092,197        5.23%
  2049 Century Park East, 4th Floor
  Los Angeles, CA 90067

---------------
  *  Represents less than one percent

 (1) Unless otherwise noted, the business address of each person is 110 East 59th Street, New York, NY 10022

 (2) Includes shares of Common Stock purchased upon the exercise of options which are exercisable or become so in the next 60 days ("Presently Exercisable Options"), warrants and shares of Common Stock purchased upon the conversion of the Company's 6% Convertible Subordinated Notes due 2006 (the "6% Notes").

 (3) Includes Common Stock, Presently Exercisable Options, warrants and 6%
     Notes.

 (4) Includes $300,000 of the 6% Notes, convertible into 10,952 shares of common stock.

 (5) Includes 4,455 shares of Common Stock owned by trusts for the benefit of Mr. Blumenthal's children. An additional 6,750 shares of Common Stock are owned by Mr. Blumenthal's wife, as to which shares Mr. Blumenthal disclaims beneficial ownership. Also includes 584,840 shares of common stock and 168,100 options held by Grantor Retained Annuity Trusts.

 (6) Includes 234 shares of Common Stock owned by Mr. Lubasch as custodian for his child, as to which shares Mr. Lubasch disclaims beneficial ownership.

 (7) Includes 616,500 shares of Common Stock held by various entities of which Mr. McCourtney is a general partner, as to which shares Mr. McCourtney disclaims beneficial ownership except to the extent of his pro-rata interest. An additional 3,212 shares of Common Stock are held by trusts for the benefit of Mr. McCourtney's children, as to which shares Mr. McCourtney disclaims beneficial ownership.

 (8) Includes 57 shares of Common Stock owned by Mr. Mintz's wife, as to which shares Mr. Mintz disclaims beneficial ownership. Also includes $700,000 of the 6% Notes, convertible into 25,554 shares of common stock.

 (9) Includes 2,395 shares of Common Stock owned by Mr. Patricof's wife, as to which shares Mr. Patricof disclaims beneficial ownership.

(10) Includes $250,000 of the 6% Notes, convertible into 9,126 shares of common stock.

(11) Based upon Schedule 13-G (Amendment No. 1), dated February 11, 2000, filed by Ronald Baron, Baron Capital Group, Inc., Bamco, Inc., Baron Capital Management, Inc. and Baron Asset Fund with the Securities and Exchange Commission (the "SEC") and $9,998,774 of the 6% Notes, convertible into 365,052 shares of common stock.

(12) Based solely upon Schedule 13-G (Amendment No. 1), dated April 21, 2000, filed by Prime 66 Partners, L.P., Composite 66, L.P. and H&S Partners. Also includes 73,019 shares obtainable on conversion of the Issuer's 6% Convertible Subordinated Notes Due 2006.

(13) Based solely upon Schedule 13-G, dated February 23, 2000, filed by NWQ Investment Management Company with the SEC.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities file with the SEC, and with each exchange on which the Common Stock trades, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except in connection with the following: Each of Sidney R. Knafel, Barclay Knapp, Gregg N. Gorelick, Richard J. Lubasch, Ted H. McCourtney, Del Mintz and Alan J. Patricof failed to report a single transaction on a timely basis. In each case, this was corrected by a subsequent filing.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

     Pursuant to the Company's Memorandum of Association, which provides for a classified Board of Directors, the Board of Directors consists of three classes of directors with overlapping three year terms. One class of directors is to be elected each year with terms expiring on the third succeeding annual meeting after such election. The terms of two directors expire this year. Accordingly, at the meeting, two directors will be elected to serve for a three year term and until their successors shall have been elected and qualified. Unless otherwise indicated on any proxy, the proxy holders intend to vote the shares it represents for each of the nominees whose biographical information appears in the section immediately following. Each of the nominees are now serving as directors of the Company and were previously elected by the shareholders of the Company. The proxies cannot be voted for a greater number of persons than the number of nominees named.

     The election to the Board of Directors of each of the nominees identified in this Proxy Statement will require the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the annual meeting and entitled to vote. In tabulating the vote, abstentions from voting and broker non-votes will be disregarded and have no effect on the outcome of the vote.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
               VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF
                     EACH OF THE NOMINEES IDENTIFIED BELOW

     The votes applicable to the shares represented by proxies in the accompanying form will be cast in favor of the two nominees below. While it is not anticipated that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute any other person.

     The continuing directors of the Company were elected by the Company's shareholders in 1998. The current directors will serve for the terms indicated and until their successors are duly elected and qualified.

               PRESENT DIRECTORS WHO ARE NOMINEES FOR REELECTION

                                                                     TERM EXPIRES
                                                                      AT ANNUAL
NAME                                                          AGE     MEETING IN
----                                                          ---    ------------
George S. Blumenthal........................................  56         2000
Barclay Knapp...............................................  43         2000

               CONTINUING DIRECTORS WHOSE TERMS ARE NOT EXPIRING

                                                                     TERM EXPIRES
                                                                      AT ANNUAL
NAME                                                          AGE     MEETING IN
----                                                          ---    ------------
Alan J. Patricof............................................  65         2001
Warren Potash...............................................  68         2001
Sidney R. Knafel............................................  69         2002
Ted H. McCourtney...........................................  61         2002
Del Mintz...................................................  72         2002

NOMINEES

     George S. Blumenthal has been a director of CoreComm since March 18, 1998. Mr. Blumenthal was the Chairman, Treasurer and a director of Cellular Communications of Puerto Rico ("CCPR") from February 1992 until its sale in August 1999 (the "CCPR Sale") and was Chief Executive Officer from March 1994 until March 1998. In addition, Mr. Blumenthal is Chairman, Treasurer and a director of NTL Incorporated ("NTL"). Mr. Blumenthal was Chairman, Treasurer and a director of Cellular Communications International ("CCII") from its organization until April 1994. Mr. Blumenthal was also Chairman, Treasurer and a director of Cellular Communications, Inc. ("CCI") from CCI's founding in 1981 until its merger in 1996 into a subsidiary of AirTouch Communications, Inc. (the "CCI Merger").

     Barclay Knapp has been President, Chief Executive Officer, Chief Financial Officer and a director of CoreComm since March 1998. Mr. Knapp was appointed President of CCPR in March 1994 and Chief Executive Officer in March 1998, and he remained in those positions until the CCPR Sale. Additionally, Mr. Knapp was a director of CCPR from February 1992 and was Chief Financial Officer from that date to 1997. Mr. Knapp was Executive Vice President, Chief Operating Officer and a director of CCII from July 1991 until June 1998. He is President, Chief Executive Officer, Chief Financial Officer and a director of NTL. Mr. Knapp is also a director of Bredbandsbolaget, a Swedish company in which NTL holds a 25% interest. Mr. Knapp was also Executive Vice President, Chief Operating Officer, Chief Financial Officer and a director of CCI until the CCI Merger.

CONTINUING DIRECTORS

     Sidney R. Knafel has been a director of CoreComm since March 18, 1998. Mr. Knafel has also been Managing Partner of SRK Management Company, a private investment concern, since 1981. In addition, Mr. Knafel is Chairman of Insight Communications, Inc. and BioReliance Corporation. Mr. Knafel is also a director of General American Investors Company, Inc., IGENE Biotechnology, Inc., Source Media Inc. and some privately owned companies, was a director of CCII from July 1991 until the CCII Sale, was a director of CCPR from February 1992 until the CCPR Sale, and has been a director of NTL since its formation.

     Ted H. McCourtney has been a director of CoreComm since March 18, 1998. Mr. McCourtney is a General Partner of Venrock Associates, a venture capital investment partnership, a position he has held since 1970. Mr. McCourtney also has been a director of NTL since its formation and serves as a director of Care Mark, RX, Inc., Visual Networks, Inc. and several privately owned companies.

     Del Mintz has been a director of CoreComm since March 18, 1998. Mr. Mintz is President of Cleveland Mobile Tele Trak, Inc., Cleveland Mobile Radio Sales, Inc. and Ohio Mobile Tele Trak, Inc., companies providing telephone answering and radio communications services in Cleveland and Columbus, respectively. Mr. Mintz has held similar positions with the predecessors of these companies since 1967. Mr. Mintz is president of several other companies, and was President and a principal shareholder of Cleveland Mobile Cellular Telephone, Inc. before that company was acquired through a merger with CCI's predecessor in 1985. Mr. Mintz was also a director of CCII from July 1991 until the CCII Sale and was a director of CCPR until the CCPR Sale. Additionally, Mr. Mintz has been a director of NTL since its formation and is a director of several privately owned companies.

     Alan J. Patricof has been a director of CoreComm since March 18, 1998. Mr. Patricof is Chairman of Patricof & Co. Ventures, Inc., a venture capital firm he founded in 1969. Mr. Patricof was a director of CCII from July 1991 until its sale in March 1999 (the "CCII Sale") and was a director of CCPR from February 1992 until the CCPR Sale. Additionally, Mr. Patricof has been a director of NTL since its formation and is a director of other privately owned companies.

     Warren Potash has been a director of CoreComm since March 18, 1998. Mr. Potash retired in 1991 as President and Chief Executive Officer of the Radio Advertising Bureau, a trade association, a position he held since 1989. Prior to that time, and beginning in 1986, he was President of New Age Communications, Inc., a communications consultancy firm. Until his retirement in 1986, Mr. Potash was a Vice President of Capital Cities/ABC Broadcasting, Inc., a position he held since 1970. Mr. Potash was also a director of CCII from July 1991 until the CCII Sale, and was a director of CCPR from February 1992 until the CCPR Sale. Mr. Potash has also been a director of NTL since its formation.

          INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During calendar 1999, six meetings (including regularly scheduled and special meetings) of the Board of Directors were held. The Board of Directors has a Compensation and Option Committee (the "Compensation Committee") and an Audit Committee. Messrs. Knafel, Mintz and McCourtney serve as members of the Compensation Committee and Messrs. Mintz, Patricof and Potash serve as members of the Audit Committee. The Compensation Committee reviews and makes recommendations regarding annual compensation for Company officers, and the Audit Committee oversees the Company's financial reporting process on behalf of the Company's Board of Directors. During calendar year 1999, the Compensation and Audit Committees each held one meeting. No Director during 1999 attended fewer than 83% of the meetings of the Board of Directors of the Company and committee meetings of which he was a member. Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and the committees. In addition, as of December 31, 1999, Messrs. Knafel, Mintz and Patricof have each been granted options to purchase an aggregate of 208,855 shares of Common Stock at a weighted average price of $17.02, $20.08 and $19.87 per share, respectively and Messrs. Potash and McCourtney have been granted options to purchase an aggregate of 202,996 shares of common stock at a weighted average price of $11.38 per share and an aggregate of

203,230 shares of common stock at a weighted average price of $14.75 per share, respectively. Directors who are not officers are paid a fee of $250 for each Board meeting and each committee meeting that they attend.

EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the persons who serve as executive officers of CoreComm. Executive officers of CoreComm are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

NAME                                                 AGE                      TITLE
----                                                 ---                      -----
George S. Blumenthal...............................  56     Chairman of the Board
Barclay Knapp......................................  43     President, Chief Executive Officer and
                                                            Chief Financial Officer
Patty J. Flynt.....................................  48     Senior Vice President -- Chief Operating
                                                            Officer
Richard J. Lubasch.................................  53     Senior Vice President -- General Counsel
                                                            and Secretary
Gregg N. Gorelick..................................  41     Vice President -- Controller and Treasurer

     Set forth below is a brief description of the present and past business experience of each of the persons who serve as executive officers of CoreComm who are not also serving as directors.

     Patty J. Flynt has been CoreComm's Senior Vice President and Chief Operating Officer since 1998 and was OCOM Corporation's President from 1996 until 1998. Previously she served as Group Managing Director -- Information Systems for NTL and Vice President of Information Systems for CCI. Prior to joining OCOM Corporation in 1996, Ms. Flynt was a Vice President of New Par, a joint venture of CCI and AirTouch Communications, Inc. from 1989 until 1996.

     Richard J. Lubasch has been CoreComm's Senior Vice President -- General Counsel and Secretary since 1998. Additionally, Mr. Lubasch was CCPR's Senior Vice President -- General Counsel and Secretary from February 1992 until the CCPR Sale. He was also the Senior Vice President -- General Counsel, Secretary and Treasurer of CCII from July 1991 until the CCII Sale, and has been Executive Vice President -- General Counsel and Secretary of NTL since 1999 and was Senior Vice President since its formation. Mr. Lubasch was Vice President -- General Counsel and Secretary of CCI from July 1987 until the CCI Merger.

     Gregg N. Gorelick has been CoreComm's Vice President -- Controller and Treasurer since 1998. Mr. Gorelick was CCPR's Vice President -- Controller from February 1992 until the CCPR Sale, held that position at CCII from July 1991 until the CCII Sale and has held that position at NTL since its formation. From 1981 to 1986 he was employed by Ernst & Whinney (now known as Ernst & Young
LLP). Mr. Gorelick is a certified public accountant and was Vice
President -- Controller of CCI from 1986 until the CCI Merger.

BERMUDA RESIDENT REPRESENTATIVE AND SECRETARY

     CoreComm is required, as a matter of Bermuda law, to maintain a representative presence in Bermuda and has elected to appoint a resident representative. The resident representative is entitled to attend and speak, but not to vote at, meetings of the board or any committee of the board or of the shareholders. Hugh Gillespie, an attorney with Appleby, Spurling & Kempe, CoreComm's Bermuda legal advisor, is also CoreComm's initial resident representative.

     Claire Sousa is employed by A.S. & K. Services Ltd., a Bermuda corporation, and an affiliate of Appleby, Spurling & Kemp, as a corporate administrator, and serves as CoreComm's Secretary resident in Bermuda.

                                    CORECOMM
                             EXECUTIVE COMPENSATION
            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

POLICY

     The Compensation Committee of the Board of Directors has the responsibility for the design and implementation of the Company's executive compensation program. The Compensation Committee is composed entirely of independent non-employee directors.

     The Company's executive compensation program is designed to be closely linked to corporate performance and return to shareholders. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie a very significant portion of an executive's aggregate compensation to the appreciation in the Company's stock price. In addition, executive bonuses are linked to the achievement of operational goals and therefore relate to shareholder return. The overall objective of this strategy is to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy and to link executive and shareholder interests through equity-based compensation, thereby seeking to enhance the Company's profitability and shareholder value.

     The Compensation Committee also recognizes that the cash portion of compensation for Messrs. Knapp, Blumenthal, Lubasch and Gorelick is small in light of their compensation from NTL (which is reimbursed to NTL by the Company based on a reasonable estimate of the time these executives spent on Company activity in the relevant period). The Compensation Committee believes that for such executives, stock-based compensation becomes even more significant.

     Each year the Compensation Committee conducts a review of the Company's executive compensation program to determine the appropriate level and forms of compensation. Such review permits an annual evaluation of the link between the Company's performance and its executive compensation.

     In assessing compensation levels for the named executives, the Compensation Committee recognizes the fact that certain executives have participated in the development of the Company (and its predecessors) from its earliest stages, and have produced significant consistent long-term value for shareholders of the Company (and its predecessors) over such period. In determining the annual compensation for the Chief Executive Officer, the Compensation Committee uses the same criteria as it does for the other named executives.

BASE SALARY AND BONUS

     In furtherance of the Company's incentive-oriented compensation goals set forth above, cash compensation (annual base salary and bonus) is supplemented by equity-based option grants. With respect to 1999, the base salary for Mr. Knapp, Mr. Blumenthal, Mr. Lubasch and Mr. Gorelick was $51,667, $51,667, $39,583 and $27,417, respectively. The base salary for Ms. Flynt was $206,250. With respect to Messrs. Knapp, Blumenthal, Lubasch and Gorelick, 1999 bonuses in the amount of $57,750, $57,750, $41,250 and $24,750, respectively, have been paid by NTL and NTL has been reimbursed by the Company. For these individuals, fourth quarter 1999 bonuses have not yet been determined. Ms. Flynt received a bonus of $100,435 in 1999.

STOCK OPTIONS

     In 1998, CoreComm's Board of Directors adopted the CoreComm Limited 1998 Stock Option Plan (the "1998 Option Plan") and in June 1999, CoreComm's Board of Directors adopted the CoreComm Limited 1999 Stock Option Plan (the "1999 Option Plan"), reserving thereunder shares for issuances to employees and directors. Additionally, in April 2000, CoreComm's Board of Directors adopted the CoreComm Limited 2000 Stock Option Plan (the "2000 Option Plan" and together with the 1998 Option Plan and the 1999 Option Plan, the "1998, 1999 and 2000 Option Plans"), reserving thereunder shares for issuances to employees and directors.

     The 1998, 1999 and 2000 Option Plans are intended to encourage stock ownership by employees of the Company and its divisions and subsidiary corporations and other affiliates, so that they may acquire or increase their proprietary interest in the Company, and to encourage such employees and directors who are employees to remain in the employ of the Company or its affiliates and to put forth maximum efforts for the success of the business. The 1998, 1999 and 2000 Option Plans provide for grants of options to acquire shares of Common Stock, which options may be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The terms of options granted pursuant to the 1998, 1999 and 2000 Option Plans, including provisions regarding vesting, exercisability, exercise price and duration, are generally set by the Compensation Committee. See the descriptions of the 1999 Option Plan and the 2000 Option Plan under the sections below titled "PROPOSAL TO APPROVE THE ADOPTION OF THE CORECOMM LIMITED 1999 STOCK OPTION PLAN" and "PROPOSAL TO APPROVE THE ADOPTION OF THE CORECOMM LIMITED 2000 STOCK OPTION PLAN."

     In January 1999, CoreComm, Inc., one of the Company's wholly-owned subsidiaries, adopted a stock option plan. Options granted under that plan were not to be become exercisable unless and until there was either a registered public offering of CoreComm, Inc.'s common stock or a spin-off of CoreComm, Inc. However, under the terms of the options granted under that plan, the Company reserved the right to cancel the plan and issue new options in the parent company, CoreComm Limited. In March 2000, the compensation and option committee of the Company's Board of Directors approved the cancellation of the CoreComm, Inc. plan and the issuance of options in CoreComm Limited to eligible employees of CoreComm, which resulted in the issuance of options to purchase approximately
2.7 million shares of Common Stock. The strike prices of the new grants are approximately 30% of the fair market value of Common Stock on the date of the approval of the Board of Directors, $14.55. Eligibility for receiving the new grants was determined by, among other things, continued employment with the Company.

     In determining individual options grants, the Compensation Committee takes into consideration the number of options previously granted to that individual, the amount of time and effort dedicated to the Company during the preceding year and expected commitment to the Company on a forward-looking basis. The Compensation Committee also strives to provide each option recipient with an appropriate incentive to increase shareholder value, taking into consideration their cash compensation levels.

     The Compensation Committee believes that the equity interests in the Company held by the named executive officers represent a significant incentive to increase overall shareholder value.

     In 1998, Messrs. Knapp and Blumenthal each received a warrant to purchase 1,842,188 shares of Common Stock at an exercise price of $5.86 and $7.03 per share, respectively. In 1999, these warrants were exercised or cancelled and, in accordance with the plan under which these warrants were issued, Messrs. Knapp and Blumenthal each received replacement options to purchase 1,842,188 shares of common stock at an exercise price of $19.98 and $21.00, respectively. Messrs. Knapp and Blumenthal now own 1,446,997 shares and 1,763,186 shares, respectively, of Common Stock and hold options to purchase an additional 2,079,527 shares and 1,905,331 shares, respectively, of Common Stock.

COMPENSATION DEDUCTION CAP POLICY

     The 1998 Option Plan and, once approved by CoreComm shareholders, the 1999 and 2000 Option Plans, are intended to comply with the requirements regarding exemption from non-deductibility of compensation derived from stock options in excess of $1 million under sec.162(m) of the Code. Any compensation realized from the exercise of such stock options granted at fair market value as of the date of grant thus generally would be exempt from the deduction limitations under sec.162(m) of the Code. Other annual compensation, such as salary and bonus, is not expected to exceed $1 million per executive. The Compensation and Option Committee does retain the ability to make awards that may not comply with sec.162(m), whether or not made under the Option Plans.

                                          THE COMPENSATION AND OPTION COMMITTEE
                                          Sidney R. Knafel
                                          Ted H. McCourtney
                                          Del Mintz

GENERAL

     The following table discloses compensation received by the Company's Chief Executive Officer and the four other most highly paid executive officers for the year ended December 31, 1999 and for the period from March 16, 1998 (the date of inception) to December 31, 1998.

                          SUMMARY COMPENSATION TABLE*

                                                                          LONG-TERM
                                                                        COMPENSATION
                                          ANNUAL COMPENSATION              AWARDS
                                    --------------------------------    -------------
                                                                           COMMON
                                                        OTHER ANNUAL        STOCK        ALL OTHER
                                    SALARY     BONUS    COMPENSATION     UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)       ($)        ($)(2)       OPTIONS(#)(3)       ($)
---------------------------  ----   -------   -------   ------------    -------------   ------------
Barclay Knapp..............  1999    51,667        --          --                --
  President and Chief        1998    21,200                               1,842,190
  Executive and Financial
  Officer

George S. Blumenthal(1)....  1999    51,667        --          --                --
  Chairman                   1998    20,600                               1,842,188

Richard J. Lubasch.........  1999    39,583        --          --            30,000
  Senior Vice President --   1998    17,300                                 385,313
  General Counsel and
  Secretary

Patty J. Flynt.............  1999   206,250   100,435          --           450,001
  Senior Vice President and  1998   183,600   131,400                        67,500
  Chief Operating Officer

Gregg N. Gorelick..........  1999    27,417        --     562,775(2)         22,501
  Vice President,            1998    10,000                57,900(2)         56,250
  Controller and Treasurer

---------------
 * NTL provides management, financial, legal and technical services to the Company. Amounts charged to the Company consist of salaries and direct costs allocated to the Company. In 1999 and 1998, NTL charged the Company $2,268,000 and $313,000, respectively. It is not practicable to determine the amounts of these expenses that would have been incurred had the Company operated as an unaffiliated entity. However, in the opinion of management of the Company, the allocation method is reasonable. The named executives, except Ms. Flynt, receive salaries from NTL and spend portions of their time providing executive management to the Company.

(1) Mr. Blumenthal resigned as Chief Executive Officer in March 1998, and Mr. Knapp was appointed Chief Executive Officer in March 1998.

(2) Other annual compensation consists of relocation expenses of $562,775 and $57,900 for 1999 and 1998, respectively.

(3) 1998 option grants do not include an aggregate of 508,246 options issued to the named executives as a result of an adjustment to pre-existing options in CCPR as a consequence of the spin-off. 1999 option grants do not include an aggregate of 4,110,207 options issued to the named executives, as replacement options, upon the exercise or cancellation of their respective warrants or options, in accordance with the plan under which these warrants or options were issued.

OPTION GRANTS TABLE

     The following table provides information on stock option grants during 1999 to the named executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                            -----------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                                                                                       ASSUMED ANNUAL RATE OF
                            NUMBER OF      % OF TOTAL                                 STOCK PRICE APPRECIATION
                            SECURITIES      OPTIONS                                      FOR OPTION TERM(**)
                            UNDERLYING     GRANTED TO    EXERCISE OR                -----------------------------
                             OPTIONS      EMPLOYEES IN   BASE PRICE    EXPIRATION      5%($)           10%($)
NAME                        GRANTED(*)    FISCAL YEAR     ($/SHARE)       DATE         $36.38          $57.92
----                        ----------    ------------   -----------   ----------   ------------    -------------
Barclay Knapp.............        --(1)         --             --             --            --               --
George S. Blumenthal......        --(2)         --             --             --            --               --
Richard J. Lubasch........    30,000(3)       0.43          22.33       09/13/09       421,367        1,067,821
Patty J. Flynt............   450,001          6.43          22.33       09/13/09     6,320,521       16,017,345
Gregg N. Gorelick.........    22,501(4)       0.32          22.33       09/13/09       316,039          800,901

---------------
 * All options were granted on September 14, 1999; 20% were exercisable upon issuance, 20% became exercisable on January 1, 2000 and an additional 20% will become exercisable on each of January 1, 2001, 2002 and 2003. Upon a change of control of the Company, all unvested options become fully vested and exercisable.

** The amounts shown in these columns are the potential realizable value of options granted at assumed rates of stock price appreciation (5% and 10%) specified by the SEC, and have not been discounted to reflect the present value of such amounts. The assumed rates of stock price appreciation are not intended to forecast the future appreciation of the Common Stock.

(1) Does not include 1,842,190 options issued as a result of the exercise or cancellation of an aggregate of 1,842,190 warrants.

(2) Does not include 1,842,188 options issued as a result of the exercise or cancellation of an aggregate of 1,842,188 warrants.

(3) Does not include 385,313 options issued as a result of the exercise or cancellation of an aggregate of 385,313 warrants.

(4) Does not include 46,516 options issued as a result of the exercise or cancellation of an aggregate of 46,516 options.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table provides information on stock option exercises during 1999 by the named executive officers and the value at December 31, 1999 of unexercised in-the-money options held by each of the named executive officers.

 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR-END AND FISCAL YEAR-END OPTION
                                     VALUES

                                                           NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                               SHARES                     UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS AT
                             ACQUIRED ON      VALUE        OPTIONS AT FY-END(#)           FY-END($)*
                              EXERCISE       REALIZED        EXERCISABLE(E)/            EXERCISABLE(E)/
NAME                             (#)           ($)           UNEXERCISABLE(U)          UNEXERCISABLE(U)
----                         -----------    ----------    ----------------------    -----------------------
Barclay Knapp..............   1,426,301     25,743,732            605,777(E)              16,753,423(E)
                                                                1,473,750(U)              29,177,487(U)

George S. Blumenthal.......   1,380,104     25,733,733            431,581(E)               9,328,391(E)
                                                                1,473,750(U)              27,379,512(U)

Richard J. Lubasch.........     293,694      4,978,686            151,545(E)               4,401,974(E)
                                                                  332,250(U)               6,824,977(U)

Patty J. Flynt.............          --             --            131,063(E)               3,015,673(E)
                                                                  400,502(U)               7,574,943(U)

Gregg N. Gorelick..........      46,516        606,103            100,210(E)               3,317,804(E)
                                                                   98,704(U)               2,742,290(U)

---------------
* Based on the closing price on the NASDAQ on December 31, 1999 of $39.58.

PERFORMANCE GRAPH

     The following graph compares the cumulative return on the Common Stock with The Nasdaq Stock Market (U.S.) Index (the "Nasdaq (U.S.) Index"), the Center for Research in Security Prices Index of Nasdaq Telecommunications Stocks (the "CRSP Index") and the Peer Group Index. In the Company's view, the Peer Group Index, which includes Allegiance Telecom, Inc., e.spire Communications, Inc., US LEC Corp., MGC Communications, Inc., IDT Corporation and ITC Deltacom, Inc., provides a better representation of the performance of telecommunications companies over the required period than the broader based CRSP Index.

     The graph assumes that $100 was invested on September 2, 1998 (the date the Company began trading on the NASDAQ) in each of the Common Stock, the CRSP Index, the Peer Group Index and the Nasdaq (U.S.) Index.

                        COMPARISON OF CORECOMM LIMITED,
        THE CRSP INDEX, THE PEER GROUP INDEX AND THE NASDAQ (U.S.) INDEX [PERFORMANCE GRAPH]

                                         NASDAQ(U.S.) INDEX         CRSP INDEX              CORECOMM                 PEER
                                         ------------------         ----------              --------                 ----
02-Sep-98                                      100.00                 100.00                 100.00                 100.00
30-Sep-98                                      108.13                 106.38                  47.67                 101.49
31-Dec-98                                      139.97                 146.58                  69.03                  89.30
31-Mar-99                                      157.13                 180.93                 161.08                 149.44
30-Jun-99                                      171.47                 191.70                 211.48                 234.67
30-Sep-99                                      175.30                 182.83                 216.55                 222.21
31-Dec-99                                      259.77                 297.14                 390.37                 317.34

---------------
NOTE: Stock price performance shown above for the Common Stock is historical and not necessarily indicative of future price performance.

            PROPOSAL TO RATIFY THE ADOPTION OF THE CORECOMM LIMITED
                             1999 STOCK OPTION PLAN
                                    (ITEM 2)

GENERAL

     In June 1999, the Board of Directors of the Company adopted the 1999 Option Plan. The number of shares of Common Stock as to which options may be granted from time to time under the 1999 Option Plan will not exceed 5,625,000. The 1999 Option Plan is subject to ratification by the holders of record of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

MATERIAL PLAN PROVISIONS

     Under the terms of the 1999 Option Plan, incentive stock options within the meaning of sec.422 of the Code ("ISOs") and nonqualified stock options ("NQSOs") to purchase Common Stock may be granted to employees (herein after referred to as an "optionee") of the Company and any of its subsidiaries or parent corporations, or affiliates. ISOs may be granted only to employees (including, without limitation, officers and directors who are employees) of the Company, its present or future divisions and subsidiary corporations and parent corporations and NQSOs may also be granted to employees of affiliated entities of the Company who are designated by the Board of Directors to participate in the 1999 Option Plan. The closing price of the Common Stock on the Nasdaq Stock Market's National Market on April 24, 2000 was $31.13.

     Each ISO and NQSO will be exercisable over a period, determined by the Committee (as hereinafter defined) in its discretion, not to exceed 10 years from the date of grant. Options may be exercisable during the option period at such times, and in such amount, in accordance with such terms and conditions, and subject to such restrictions as are set forth in the option agreement evidencing the grant of such options. Outstanding options will be exercisable in full if (i) any corporation, person or other entity (other than the Company) makes a tender or exchange offer for shares of Common Stock pursuant to which purchases are made, (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, (iii) the beneficial ownership of securities representing more than 20 percent of the voting power of the Company is acquired by any person or (iv) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period). These events are subject to certain exceptions.

     The exercise price of an ISO may not be less than 100 percent of the fair market value of the shares of the Common Stock on the date of grant of such option. (The exercise price of an ISO or a NQSO is referred to hereinafter as the "Option Price.") The Option Price of, and the number of shares covered by, each option will not change during the life of the option, except for adjustments to reflect stock dividends, stock splits or other specified corporate transactions. Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment of the Option Price. Payment of the Option Price is to be made in such manner as the Committee may provide in the applicable stock option agreement.

     Except as specifically provided in the applicable option agreement, no option may be transferred by an optionee during his lifetime. If the option agreement so provides, an optionee may transfer NQSOs during his or her lifetime to certain family members or family controlled trusts or partnerships. If the employment of an optionee terminates for any reason (other than for cause or by reason of death, disability or, in the case of NQSOs, retirement) the optionee (or, as applicable, a permitted transferee) may, within a three month period following such termination, exercise an option to the extent he or she was entitled to do so at the date of termination. If an optionee dies while employed (or within three months after termination of employment, other than termination for cause), or terminates employment by reason of disability or, in the case of NQSOs, retirement, all previously granted options (to the extent otherwise exercisable), except those that have previously terminated, may be exercised by the person or persons to whom the optionee's rights pass within one year after the optionee's death or by the optionee (or, as applicable, by a permitted transferee) within one year after the optionee's disability or retirement. In no case, however, may options be exercised later than the expiration date specified in the grant.

     No options may be granted under the 1999 Option Plan after the expiration of 10 years following its effective date. In general, the 1999 Option Plan is administered by the Compensation and Option Committee of the Board of Directors. The Committee decides when and to whom to make grants, the number of shares to be covered by the grants, the type of options to be granted, and the terms, conditions, provisions and kind of consideration relating to the exercise of the options. The Committee interprets the 1999 Option Plan and may at any time adopt such rules and regulations for the Option Plan as it deems advisable. The Board of Directors may at any time amend or terminate the 1999 Option Plan and change its terms and conditions, and any such amendment will become effective without shareholder approval unless required by applicable law or the rules or regulations of a securities exchange or regulatory agency.

     As the Committee has discretion to make grants, the amounts that could be granted to executive officers and other participants cannot be determined at this time.

     The full 1999 Option Plan is attached hereto as Annex A.

CERTAIN UNITED STATES INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States income tax consequences under current United States income tax laws relating to grants under the 1999 Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

  NQSOS

     Grant: An optionee will not recognize any income, and the Company will not be entitled to a deduction, upon the grant of a NQSO.

     Exercise: Except as noted below, upon the exercise of a NQSO the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price. The Company will be generally entitled to a deduction of a corresponding amount at that time. The Company's deduction upon exercise of NQSO by an executive officer may be subject to the limitations of sec.162(m) of the Code if the NQSO was granted at an exercise price less than fair market value of the shares on the date of grant. If an optionee's sale of shares acquired by the exercise of a NQSO could subject the optionee to suit under Section 16(b) of the Exchange Act ("Section 16(b) liability"), then the recognition and determination of the amount of income by the employee, and the corresponding deduction by the Company, may be postponed to a later date. However, the optionee may elect under sec.83(b) of the Code, within thirty days after exercise, to be taxed as of the exercise date in the manner described above. As recently amended, Section 16(b) of the Exchange Act generally does not impose Section 16(b) liability upon a sale of shares received upon exercise of a NQSO if the grant of the NQSO satisfied certain approval requirements under Rule 16b-3 as promulgated under
Section 16(b) of the Exchange Act (provided that no other nonexempt purchases have been made less than six months either before or after such sale).

     An optionee's tax basis for shares acquired upon exercise of a NQSO will be equal to the fair market value of such shares on the date that governs the determination of optionee's ordinary income. The holding period for such shares will commence on such date and, accordingly, will not include the period during which the NQSO was held.

     Sale: In the event of a sale of shares received upon exercise of a NQSO, any gain or loss after the date ordinary income is recognized by the optionee in respect of the option exercise will generally be a capital gain or loss, assuming the shares are held as capital assets. The capital gain or loss will be a long-term capital gain or loss if the shares were held for more than one year after the date on which ordinary income is recognized by the optionee in respect of the option exercise.

     In the event an optionee transfers, without consideration, a NQSO to certain family members or family-related entities, the transfer should generally not result in the recognition of income by the optionee. The exercise of the NQSO by the transferee will generally result in the recognition of ordinary income by the optionee who transferred the option (or, in the event the optionee dies prior to the exercise, by the optionee's estate) in an amount and at the time described above. The Company should be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the optionee upon the exercise of the transferred NQSO. If the shares of Common Stock acquired upon exercise of the NQSO are thereafter disposed of, the transferee will generally recognize a capital gain (or loss) equal to the difference between the amount realized on the disposition and the transferee's basis in the shares. The transferee's basis in the shares of Common Stock acquired upon exercise of the NQSO will be equal to the fair market value of the shares on the date that governs the determination of the optionee's ordinary income.

  ISOS

     Grant: An optionee will not recognize any income, and the Company will not be entitled to a deduction, upon the grant of an ISO.

     Exercise: An optionee will not recognize any income, and the Company will not be entitled to a deduction, upon the timely exercise of an ISO. The timely exercise of an ISO may, however, affect the computation of the optionee's alternative minimum tax. Exercise by an optionee of an ISO will be timely if made while the optionee is employed by the Company or within three months after the cessation of such employment (one year if the optionee is disabled within the meaning of Section 22(e)(3) of the Code). If the exercise of an ISO is not timely, the ISO will be taxed according to the rules described above for NQSOs.

     An optionee's tax basis for shares acquired upon exercise of an ISO will be equal to the exercise price paid for such shares. The holding period for the shares will begin on the date of exercise and, accordingly, will not include the period during which the ISO was held.

     To the extent that the aggregate fair market value of shares (determined as of the date of grant) with respect to which ISOs are exercisable for the first time during any calendar year exceeds $100,000, such ISOs will be taxed according to the rules described above for NQSOs.

     Sale: If an optionee makes a disposition of shares pursuant to an ISO, and such shares were held for more than two years from the date of grant of such ISO and one year from the transfer of such shares to the optionee, then any gain or loss realized upon such disposition will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction. If, however, the optionee makes a disposition of shares acquired pursuant to an ISO within either two years from the date of the grant of such ISO or one year from the transfer of such shares of the optionee (a "Disqualifying Disposition"), then any gain realized will generally be taxable as follows: (i) as ordinary income in an amount equal to any excess of (a) the lesser of the fair market value of the shares on the date the ISO is exercised (the value and timing of recognition on a later date may govern in the case of an optionee whose sale of the shares could subject him or her to suit under
Section 16(b) of the Exchange Act as discussed above for NQSOs) or the amount realized on the Disqualifying Disposition, over (b) the exercise price, and (ii) as capital gain to the extent of any excess of the amount realized on the Disqualifying Disposition over the fair market value of the shares on the date that governs the determination of this ordinary income. In such case, the Company will be entitled to a deduction at the time of the Disqualifying Disposition for the amount taxable to the optionee as ordinary income, subject to the application of Section 162(m) of the Code. Any loss realized upon a Disqualifying Disposition will generally be a capital loss, and will be a long-term capital loss if the holding period for the disposed shares is more than one year.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
                               FOR SUCH PROPOSAL

            PROPOSAL TO RATIFY THE ADOPTION OF THE CORECOMM LIMITED
                             2000 STOCK OPTION PLAN
                                    (ITEM 3)

     In April 2000, the Board of Directors of the Company adopted the 2000 Option Plan. The number of shares of Common Stock as to which options may be granted from time to time under the 2000 Option Plan will not exceed 8,000,000. The 2000 Option Plan is subject to ratification by the holders of record of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

MATERIAL PLAN PROVISIONS

     The terms of the 2000 Option Plan are substantially identical to those of the 1999 Option Plan, with the following exceptions described below.

     The Option Price of any options granted under the 2000 Option Plan cannot be less than 100 percent of the fair market value of the shares of the Common Stock on the date of grant of such option. Additionally, certain events which trigger the immediate and full exercisability of options under the 2000 Option Plan are limited to transactions in which the shareholders of CoreComm cease to have a significant stake in the combined company resulting from such a transaction.

     Thus, all outstanding options will become fully exercisable as of the date (the "Acceleration Date") that (i) any corporation, person or other entity (other than the Company) makes a tender or exchange offer for shares of the Company's Common Stock pursuant to which purchases are made, excluding any tender or exchange offer that would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent at least 60% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such transaction, (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another company or to sell or otherwise dispose of all or substantially all of the Company's assets, or adopt a plan of liquidation, excluding any merger, consolidation, sale or other disposition that would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent at least 60% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such transaction, (iii) any corporation, person or other entity (other than the Company) acquires "beneficial ownership" (as defined in Rule 13d-3 of the Exchange Act) of securities representing more than 20% of the combined voting power of the Company, excluding any transaction excluded from (i) or (ii) above, or (iv) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period). These events are subject to certain exceptions.

     The full 2000 Option Plan is attached hereto as Annex B.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
                               FOR SUCH PROPOSAL

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                    (ITEM 4)

     Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the year ending December 31, 2000.

     Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     The ratification of the selection of Ernst & Young LLP as the Company's independent auditors for 2000 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                               SUCH RATIFICATION

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2001 Annual Meeting must be received by the Company on or before December 29, 2000 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Bermuda law obliges the Company to circulate a shareholder proposal which requires a vote, which is supported by the lesser of:
(1) shareholders holding 5% of the voting rights at the meeting: or (2) not less than 100 shareholders. Any proposal which is to be circulated in accordance with Bermuda law must be received not less than six weeks prior to the 2001 Annual Meeting.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting and does not intend to bring any other matters before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, or at any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters as they, in their discretion, may determine.

                                          By order of the Board of Directors,

                                          /s/ Richard J. Lubasch
                                          RICHARD J. LUBASCH
                                          Secretary

New York, New York
April 27, 2000

                                                                         ANNEX A

                                CORECOMM LIMITED

                             1999 STOCK OPTION PLAN

1. PURPOSE; CONSTRUCTION.

     This CoreComm Limited 1999 Stock Option Plan (the "Plan"), is intended to encourage stock ownership by employees and non-employee directors of CoreComm Limited (the "Corporation") and its divisions and subsidiary corporations and other affiliates, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees and directors who are employees to remain in the employ of the Corporation or its affiliates and to put forth maximum efforts for the success of the business. It is further intended that options ("Options") granted by the Committee pursuant to Section 6 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the "Code"), and options granted by the Committee pursuant to Section 7 of this Plan shall constitute "nonqualified stock options" ("Nonqualified Stock Options").

2. DEFINITIONS.

     As used in this Plan, the following words and phrases shall have the meanings indicated:

          (a) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

          (b) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (c) "FAIR MARKET VALUE" per share as of a particular date shall mean
     (i) if the shares of common stock, par value $.01 per share, of the Corporation ("Common Stock") are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, (ii) if the shares of Common Stock are then listed on the Nasdaq Stock Market's National Market or other national securities exchange, the closing sales price per share on the date of grant or on the last preceding date on which there was a sale of such Common Stock on such exchange, or (iii) if the shares of Common Stock are not then traded in an over-the-counter market or listed on Nasdaq or a national securities exchange, such value as the Committee in its discretion may determine.

          (d) "OPTIONEE" shall mean a person who has been granted an option under the Plan.

          (e) "PARENT CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (f) "RULE 16b-3" shall mean Rule 16b-3 promulgated under Section 16 of the Exchange Act (or any other comparable provisions in effect at the time or times in question).

          (g) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (h) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent or Subsidiary Corporations.

3. ADMINISTRATION.

     The Plan shall be administered by the Compensation and Option Committee of the Corporation's Board of Directors or such other committee appointed either by the Board of Directors of the Corporation (the "Board") or by such Compensation and Option Committee (the "Committee"); provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Exchange Act, with respect to the acquisition or disposition of securities hereunder, action by the Committee may be by a subcommittee of a committee of the Board composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3, appointed by the Board or by the Compensation and Option Committee of the Board, or by a committee composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3, as a result of the recusal of those members who do not qualify as non-employee directors; and, provided further, to the extent determined necessary to satisfy the requirements for the exception for qualified performance based compensation under Section 162(m) of the Code and the treasury regulations thereunder, action by the Committee may be by a committee comprised solely of two or more "outside directors," within the meaning of Section 162(m) of the Code and the treasury regulations thereunder, appointed by the Board or by the Compensation and Option Committee. Notwithstanding anything in the Plan to the contrary, and to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to a grant hereunder (and, as applicable, with respect to the disposition to the Corporation of a security hereunder), or as otherwise determined advisable by the Committee, the terms of such grant and disposition under the Plan shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to make grants under the Plan, including, but not limited to, the authority of the Committee to make grants qualifying for the performance-based compensation exception under Section 162(m) of the Code and the treasury regulations thereunder.

     The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Options (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

     The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee may be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

     No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4. ELIGIBILITY.

     Options may be granted (i) to employees (including, without limitation, officers and directors who are employees) of the Corporation, its present or future divisions, Subsidiary Corporations and Parent Corporations and (ii) in the case of Nonqualified Stock Options, to non-employee directors of the Corporation and to employees of an affiliated entity of the Corporation (an "Affiliated Entity") which is designated by the Board to participate in the Plan. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an option has been granted hereunder is sometimes referred to herein as an "Optionee."

     An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

5. STOCK.

     The stock subject to Options hereunder shall be shares of the Corporation's Common Stock. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 2,500,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 8(h) hereof.

     In the event that any outstanding Option under the Plan for any reason expires or is cancelled, surrendered or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan. Notwithstanding the foregoing, the expiration, cancellation, surrender or termination of an Option, to the extent consistent with Section 162(m) of the Code and the treasury regulations thereunder, shall not be disregarded for purposes of applying the individual limit on the maximum number of shares, as provided in Section 8(d), that may be purchased in connection with Options granted under the Plan with respect to any individual.

6. INCENTIVE STOCK OPTIONS.

     Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.

     (a) VALUE OF SHARES. In no event may Incentive Stock Options be granted to an Optionee to the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which such Options granted under this Plan and all other option plans of the Corporation and any Parent or Subsidiary Corporation which would become exercisable for the first time by an Optionee during any calendar year exceeds $100,000.

     (b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the exercise price (the "Option Price") of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7. NONQUALIFIED STOCK OPTIONS.

     Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8. TERMS AND CONDITIONS OF OPTIONS.

     (a) OPTION PRICE. The Option Price, in the case of Incentive Stock Options, shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option, and, in the case of Nonqualified Stock Options, shall be the price determined by the Committee. The Option Price shall be subject to adjustment as provided in Section 8(h) hereof.

     (b) MEDIUM AND TIME OF PAYMENT. Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may permit, which may include cash (including cash equivalents, such as by certified or bank check payable to the Corporation), delivery of unrestricted shares of Common Stock that have been owned by the Optionee or, as applicable, a transferee (as provided in Section 8(g)) for at least six months, any other manner permitted by law as determined by the Committee, or any combination of the foregoing.

     (c) TERM AND EXERCISE OF OPTIONS. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate; and further provided, however, that such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period may be subject to earlier termination as provided in Section 8(e) and 8(f) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or to such individuals) as the Committee may from time to time designate.

     (d) LIMITATION ON AWARDS. Grants of options under the Plan to any individual in any calendar year shall be limited to Options to purchase no greater than 2,000,000 shares of Common Stock.

     (e) TERMINATION. The Committee may provide that an option may not be exercised unless the Optionee is then in the employ of the Corporation or a division or any corporation which was at the time of grant of such Option, a Subsidiary Corporation or Parent Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies) or an Affiliated Entity, and unless the Optionee has remained continuously so employed since the date of grant of the Option. The Committee may further provide that, in the event that the employment of such an Optionee shall terminate (other than by reason of death, Disability or, in the case of Nonqualified Stock Options, retirement), all Options granted to such Optionee or transferred by such Optionee (as provided in Section 8(g)) that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after such termination; provided, however, that if the employment of such an Optionee shall terminate for cause (as determined by the Committee, in its good faith discretion), all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 8(g)) shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions, Parent or Subsidiary Corporations or Affiliated Entities or interfere in any way with the right of the Corporation or any such division, Parent or Subsidiary Corporation or Affiliated Entity to terminate such employment. An Option subject to the provisions of this Section 8(e) is referred to herein as an "Employment Option."

     (f) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee who has been granted an Employment Option shall die while employed by the Corporation or a division or any corporation which was, at the time of grant of such Employment Option, a Subsidiary Corporation or Parent Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Employment Option in a transaction to which Section 424(a) of the Code applies) or an Affiliated Entity, or within three (3) months after the termination of such Optionee's employment, other than for cause, or if the Optionee's employment shall terminate by reason of Disability (or, in the case of Nonqualified Stock Options, retirement), all Employment Options theretofore granted to such Optionee or transferred by such Optionee

(as provided in Section 8(g)), to the extent otherwise exercisable at the time of death or termination of employment, may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Employment Option by bequest or inheritance or otherwise by reason of death or Disability of the Optionee or by a transferee (as provided in Section 8(g)), at any time within one year after the date of death, Disability or retirement of the Optionee.

     (g) NONTRANSFERABILITY OF OPTIONS. Except as provided in this Section 8(g) or as otherwise provided by the Board, no Option granted hereunder shall be transferable by the Optionee to whom granted, other than by will or the laws of descent or distribution, and the Option may be exercised during the lifetime of such Optionee only by the Optionee or such Optionee's guardian or legal representative. Subject to such conditions as the Committee may prescribe, an Optionee may, upon providing written notice to the General Counsel of the Corporation, elect to transfer the Nonqualified Stock Option granted to such Optionee, without consideration therefor, to members of his or her immediate family (as defined below), to a trust or trusts maintained solely for the benefit of the Optionee and/or the members of the Optionee and/or the members of his or her immediate family, or to a partnership whose only partners are the Optionee and/or the members of his or her immediate family. Any purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance that does not qualify as a permissible transfer under this Section 8(g) shall be void and unenforceable against the Plan and the Corporation. For purposes of this
Section 8(g), the term "immediate family" shall mean, with respect to a particular Optionee, the Optionee's spouse, children or grandchildren, and such other persons as may be determined by the Committee. The terms of any such Option and the Plan shall be binding upon a permissible transferee, and the beneficiaries, heirs and successors of the Optionee and, as applicable, a permissible transferee. Notwithstanding anything in the Plan to the contrary, the Committee or Board may also provide that certain Options granted pursuant to the Plan shall be fully and immediately transferable.

     (h) EFFECT OF CERTAIN CHANGES.

          (1) If there is any change in the number of shares of Common Stock through the declaration of stock or cash dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares or other corporate transactions affecting the capitalization of the Corporation, the aggregate number of shares of Common Stock available for Options, the aggregate number of shares of Common Stock available for distribution under the Plan to any single individual with respect to Options granted hereunder, the number of such shares covered by outstanding Options, the number of shares set forth in Section 8(d) hereof and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In the event of any other extraordinary corporate transaction, including, but not limited to distributions of cash or other property to the Corporation's shareholders, the Committee may equitably adjust outstanding Options as it deems appropriate.

          (2) In the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Options (unless earlier terminated in accordance with their terms) as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

          (3) If while unexercised Options remain outstanding under the Plan;

          (i) any corporation, person or other entity (other than the Corporation) makes a tender or exchange offer for shares of the Common Stock pursuant to which purchases are made ("Offer"), or

          (ii) the stockholders of the Corporation approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

          (iii) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20% of the combined voting power of the Corporation is acquired by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act, or

          (iv) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period), then from and after the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval or adoption, or the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to hereinafter as the "Acceleration Date") , all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof.

          (4) Paragraphs (2) and (3) of this Section 8(h) shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

          (5) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

          (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such Option to fail to continue to qualify as an Incentive Stock Option within the meaning of
     Section 422 of the Code.

          (7) Except as hereinbefore expressly provided in this Section 8(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

     (i) RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(j) hereof.

     (j) OTHER PROVISIONS. The Options authorized under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable. Without limiting the generality of the foregoing, the Committee shall have the power to grant options with renewable features as hereinafter described. To the extent an Option with a renewable feature (an "Original Option") subsequently is exercised (including exercise through delivery of (X) previously acquired shares of Common Stock, (Y) cash, or (Z) shares acquired through the exercise of such Original Option), the Optionee automatically will be granted, at the time of such exercise, a new Option (the "Renewed Option") to purchase the number of shares of Common Stock so delivered (or, in the case of an exercise for cash, a number of shares determined by the Committee upon the grant of the Original Option), provided, however, that no such Renewed Option shall be granted if, at the time of exercise of the Original Option, insufficient shares are available under the Plan to cover the grant of the Renewed Option. Each Renewed Option will be exercisable upon substantially the same terms and conditions as the Original Option to which it relates, except that (A) the per share exercise price of the Renewed Option shall be 100% of the Fair Market Value of the Common Stock on the date of exercise of the Original Option, and (B) the Renewed Option shall not itself have renewable features. Notwithstanding the foregoing, the Committee shall have full authority to alter the terms of any Renewed Option at the time of exercise of the Original Option to which it relates. The Committee may also provide that a Renewed Option will be granted to an Optionee upon the sale by such Optionee of an Original Option to a financial institution acceptable to the Committee, provided, however, that such financial institution certifies in a form acceptable to the Committee the intention to immediately exercise the Original Option in accordance with its terms. A Renewed Option granted pursuant to such a sale shall not itself have renewable features and will have a per share exercise price of 100% of the Fair Market Value of the Common Stock on the date of the sale of the Original Option to such financial institution.

9.  AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES.

     If the Committee shall so require, as a condition of exercise, each Optionee shall agree that;

     (a) no later than the date of exercise of any Option granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option, and

     (b) the Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee.

10. TERM OF PLAN.

     Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board.

11. AMENDMENT AND TERMINATION OF THE PLAN.

     The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that no amendment that requires stockholder approval under applicable law, under the rules or regulations of any securities exchange or regulatory agency, or in order for the Plan to continue to comply with Rule 16b-3 or, if applicable, to comply with the exception for qualified performance-based compensation under Code Section 162(m), or in order for Options intended to constitute Incentive Stock Options to satisfy the requirements of Section 422 of the Code shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Corporation. Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee or, as applicable, a transferee, is obtained.

12. INTERPRETATION.

     The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, Sections 162(m) and 422 of the Code, and all provisions hereof shall be construed in a manner to so comply.

13. APPROVAL AND RATIFICATION BY STOCKHOLDERS.

     The Plan shall take effect as set forth in Section 16 upon its adoption by the Board of Directors, but the Plan (and awards made pursuant to the Plan) shall be subject to its approval and ratification by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, which approval and ratification must occur within twelve months after the date that the Plan is adopted by the Board.

14. EFFECT OF HEADINGS.

     The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

15. GOVERNING LAW.

     The Plan shall be governed by the laws of the State of Delaware.

16. EFFECTIVE DATE OF PLAN.

     The effective date of the Plan is the date the Plan is adopted by the Board.

                                                                         ANNEX B

                                CORECOMM LIMITED

                             2000 STOCK OPTION PLAN

1. PURPOSE; CONSTRUCTION.

     This CoreComm Limited 2000 Stock Option Plan (the "Plan"), is intended to encourage stock ownership by employees and non-employee directors of CoreComm Limited (the "Corporation") and its divisions and subsidiary corporations and other affiliates, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees and directors who are employees to remain in the employ of the Corporation or its affiliates and to put forth maximum efforts for the success of the business.

2. DEFINITIONS.

     As used in this Plan, the following words and phrases shall have the meanings indicated:

          (a) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (b) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

          (c) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (d) "FAIR MARKET VALUE" per share as of a particular date shall mean
     (i) if the shares of common stock, par value $.01 per share, of the Corporation ("Common Stock") are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, (ii) if the shares of Common Stock are then listed on the NASDAQ Stock Market's National Market or other national securities exchange, the closing sales price per share on the date of grant or on the last preceding date on which there was a sale of such Common Stock on such exchange, or (iii) if the shares of Common Stock are not then traded in an over-the-counter market or listed on NASDAQ or a national securities exchange, such value as the Committee in its discretion may determine.

          (e) "OPTIONEE" shall mean a person who has been granted an option under the Plan.

          (f) "PARENT CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of granting an Option, each of the corporations other than the Corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (g) "RULE 16b-3" shall mean Rule 16b-3 promulgated under Section 16 of the Exchange Act (or any other comparable provisions in effect at the time or times in question).

          (h) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (i) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent or Subsidiary Corporations.

3. ADMINISTRATION.

     The Plan shall be administered by the Compensation and Option Committee of the Corporation's Board of Directors or such other committee appointed either by the Board of Directors of the Corporation (the "Board") or by such Compensation and Option Committee (the "Committee"); provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Exchange Act, with respect to the acquisition or disposition of securities hereunder, action by the Committee may be by a subcommittee of a committee of the Board composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3, appointed by the Board or by the Committee, or by a committee composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3, as a result of the refusal of those members who do not qualify as non-employee directors; and, provided further, to the extent determined necessary to satisfy the requirements for the exception for qualified performance based compensation under Section 162(m) of the Code and the treasury regulations thereunder, action by the Committee may be by a committee comprised solely of two or more "outside directors," within the meaning of Section 162(m) of the Code and the treasury regulations thereunder, appointed by the Board or by the Committee. Notwithstanding anything in the Plan to the contrary, and to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to a grant hereunder (and, as applicable, with respect to the disposition to the Corporation of a security hereunder), or as otherwise determined advisable by the Committee, the terms of such grant and disposition under the Plan shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to make grants under the Plan, including, but not limited to, the authority of the Committee to make grants qualifying for the performance-based compensation exception under Section 162(m) of the Code and the treasury regulations thereunder.

     The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Code, and which Options shall constitute nonqualified stock options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Options (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

     The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee may be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

     No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4. ELIGIBILITY.

     Options may be granted (i) to employees (including, without limitation, officers and directors who are employees) of the Corporation, its present or future divisions, Subsidiary Corporations and Parent Corporations and (ii) in the case of Nonqualified Stock Options, to non-employee directors of the Corporation and to employees of an affiliated entity of the Corporation (an "Affiliated Entity") which is designated by the Board to participate in the Plan. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an option has been granted hereunder is sometimes referred to herein as an "Optionee."

     An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

5. STOCK.

     The stock subject to Options hereunder shall be shares of the Corporation's Common Stock. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan may equal but shall not exceed 8,000,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 8(j) hereof.

     In the event that any outstanding Option under the Plan for any reason expires or is canceled, surrendered or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan. Notwithstanding the foregoing, the expiration, cancellation, surrender or termination of an Option, to the extent consistent with Section 162(m) of the Code and the treasury regulations thereunder, shall not be disregarded for purposes of applying the individual limit on the maximum number of shares, as provided in Section 8(e), that may be purchased in connection with Options granted under the Plan with respect to any individual.

6. INCENTIVE STOCK OPTIONS.

     Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.

     (a) VALUE OF SHARES. In no event may Incentive Stock Options be granted to an Optionee to the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which such Options granted under this Plan and all other option plans of the Corporation and any Parent or Subsidiary Corporation which would become exercisable for the first time by an Optionee during any calendar year exceeds $100,000.

     (b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the exercise price (the "Option Price") of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7. NONQUALIFIED STOCK OPTIONS.

     Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8. TERMS AND CONDITIONS OF OPTIONS.

     Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement (an "Option Agreement") between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

          (a) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

          (b) TYPE OF OPTION. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option.

          (c) OPTION PRICE. The Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 8(j) hereof.

          (d) MEDIUM AND TIME OF PAYMENT. Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the Option Agreement, which may include cash (including cash equivalents, such as by certified or bank check payable to the Corporation), delivery of unrestricted shares of Common Stock that have been owned by the Optionee or, as applicable, a transferee (as provided in Section 8(i)) for at least six months, any other manner permitted by law as determined by the Committee, or any combination of the foregoing.

          (e) TERM AND EXERCISE OF OPTIONS. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate; and further provided, however, that such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period may be subject to earlier termination as provided in Section 8(g) and 8(h) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or to such individuals) as the Committee may from time to time designate.

          (f) LIMITATION ON AWARDS. Grants of options under the Plan to any individual in any calendar year shall be limited to Options to purchase no greater than sixty percent of the shares of Common Stock available for issuance under this plan.

          (g) TERMINATION. The Committee may provide that an option may not be exercised unless the Optionee is then in the employ of the Corporation or a division or any corporation which was at the time of grant of such Option, a Subsidiary Corporation or Parent Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies) or an Affiliated Entity, and unless the Optionee has remained continuously so employed since the date of grant of the Option. The Committee may further provide that, in the event that the employment of such an Optionee shall terminate (other than by reason of death, Disability or, in the case of Nonqualified Stock Options, retirement), all Options granted to such Optionee or transferred by such Optionee (as provided in Section 8(i)) that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three (3) months after such termination; provided, however, that if the employment of such an Optionee shall terminate for cause (as determined by the Committee, in its good faith discretion), all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 8(i)) shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions, Parent or Subsidiary Corporations or Affiliated Entities or interfere in any way with the right of the Corporation or any such division, Parent or Subsidiary Corporation or Affiliated Entity to terminate such employment. An Option subject to the provisions of this Section 8(g) is referred to herein as an "Employment Option."

          (h) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee who has been granted an Employment Option shall die while employed by the Corporation or a division or any corporation which was, at the time of grant of such Employment Option, a Subsidiary Corporation or Parent Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Employment Option in a transaction to which Section 424(a) of the Code applies) or an Affiliated Entity, or within three (3) months after the termination of such Optionee's employment, other than for cause, or if the Optionee's employment shall terminate by reason of Disability (or, in the case of Nonqualified Stock Options, retirement), all Employment Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 8(i)), to the extent otherwise exercisable at the time of death or termination of employment, may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Employment Option by bequest or inheritance or otherwise by reason of death or Disability of the Optionee or by a transferee (as provided in Section 8(i)), at any time within one year after the date of death, Disability or retirement of the Optionee.

          (i) NONTRANSFERABILITY OF OPTIONS. Except as provided in this Section 8(i), no Option granted hereunder shall be transferable by the Optionee to whom granted, other than by will or the laws of descent or distribution, and the Option may be exercised during the lifetime of such Optionee only by the Optionee or such Optionee's guardian or legal representative. Subject to such conditions as the Committee may prescribe, an Optionee may, upon providing written notice to the General Counsel of the Corporation, elect to transfer the Nonqualified Stock Option granted to such Optionee, without consideration therefor, to members of his or her immediate family (as defined below), to a trust or trusts maintained solely for the benefit of the Optionee and/or the members of the Optionee and/or the members of his or her immediate family, or to a partnership whose only partners are the Optionee and/or the members of his or her immediate family. Any purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance that does not qualify as a permissible transfer under this
     Section 8(i) shall be void and unenforceable against the Plan and the Corporation. For purposes of this Section 8(i), the term "immediate family" shall mean, with respect to a particular Optionee, the Optionee's spouse, children or grandchildren, and such other persons as may be determined by the Committee. The terms of any such Option Agreement and the Plan shall be binding upon a permissible transferee, and the beneficiaries, heirs and successors of the Optionee and, as applicable, a permissible transferee. Notwithstanding anything in the Plan to the contrary, the Committee or Board may also provide that certain Options granted pursuant to the Plan shall be fully and immediately transferable.

          (j) EFFECT OF CERTAIN CHANGES.

             (1) (i) If there is any change in the number of shares of Common Stock through the declaration of stock or cash dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares or other corporate transactions affecting the capitalization of the Corporation, the aggregate number of shares of Common Stock available for Options, the aggregate number of shares of Common Stock available for distribution under the Plan to any single individual with respect to Options granted hereunder, the number of such shares covered by outstanding Options, the number of shares set forth in
        Section 8(f) hereof and the price per share of such Options shall be adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In the event of any other extraordinary corporate transaction, including, but not limited to distributions of cash or other property to the Corporation's shareholders, or in connection with the transaction described in Section 424(a) of the Code, the Committee may, in its sole discretion, equitably adjust outstanding Options, in any and all ways, as it deems appropriate, and the Committee's powers shall include without limitation, the power to adjust the number and/or kind of shares or property in respect to which options may be exercised, and the power to change the issuer of the option to give appropriate effect to any such transaction. The Committee may equitably adjust outstanding Options as it deems appropriate.

                (ii) Options may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Corporation or a company acquired by the Corporation or with which the Corporation combines ("Substitute Options"). The number of shares of Common Stock of the Corporation underlying any Substitute Options shall be counted against the aggregate number of shares of Common Stock of the Corporation available for Options under the Plan.

                (iii) Any shares of Common Stock of the Corporation delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued shares of Common Stock of the Corporation or of treasury shares.

             (2) In the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Options (unless earlier terminated in accordance with their terms) as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

             (3) If while unexercised Options remain outstanding under the Plan;

                (i) any corporation, person or other entity (other than the Corporation) makes a tender or exchange offer for shares of the Common Stock pursuant to which purchases are made ("Offer"), excluding any tender or exchange offer that would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such transaction; or

                (ii) the stockholders of the Corporation approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, excluding any merger, consolidation, sale or other disposition that would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such transaction; or

                (iii) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20% of the combined voting power of the Corporation is acquired by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act, excluding any transaction excluded from (i) or (ii) above.

                (iv) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period), then from and after the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval or adoption, or the date of consummation of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to hereinafter as the "Acceleration Date"), all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof.

             (4) Paragraphs (2) and (3) of this Section 8(j) shall not apply to
        (i) a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value or (ii) the transaction contemplated by the Recapitalization Agreement and Plan of Merger By and Among ATX Telecommunications Services, Inc., Thomas Gravina, Debra Buruchian, Michael Karp and the Florence Karp Trust and the Corporation dated as of March 9, 2000. The determination of the applicability of this Section 8(j)(4) shall be made in the sole and complete discretion of the Committee. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

             (5) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

             (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes an Option which is intended to be an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

             (7) Except as hereinbefore expressly provided in this Section 8(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

          (k) RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(j) hereof.

          (l) OTHER PROVISIONS. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

     Without limiting the generality of the foregoing, the Committee shall have the power to grant options with renewable features as hereinafter described. To the extent an Option with a renewable feature (an "Original Option") subsequently is exercised (including exercise through delivery of (X) previously acquired shares of Common Stock, (Y) cash, or (Z) shares acquired through the exercise of such Original Option), the Optionee automatically will be granted a the time of such exercise, a new Option (the "Renewed Option") to purchase the number of shares of Common Stock so delivered, provided, however, that no such Renewed Option shall be granted if, at the time of exercise of the Original Option, either (a) insufficient shares are available under the Plan to cover the grant of the Renewed Option, or (b) fewer than eighteen months have elapsed since the date on which CoreComm Incorporated ("CCI") distributed the Common Stock to the shareholders of CCI. Each Renewed Option will be exercisable upon substantially the same terms and conditions as the Original Option to which it relates, except that (A) the per share exercise price of the Renewed Option shall be 105% of the Fair Market Value of the Common Stock on the date of exercise of the Original Option, and (B) the Renewed Option shall not itself have renewable features Notwithstanding the foregoing, the Committee shall have full authority to alter the terms of any Renewed Option at the time of exercise of the Original Option to which it relates.

9. AGREEMENT BY OPTIONEE REGARDING WITHHOLDING TAXES.

     If the Committee shall so require, as a condition of exercise, each Optionee shall agree that;

     (a) no later than the date of exercise of any Option granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option, and

     (b) the Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee.

10. TERM OF PLAN.

     Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board.

11. AMENDMENT AND TERMINATION OF THE PLAN.

     The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that no amendment that requires stockholder approval under applicable law, under the rules or regulations of any securities exchange or regulatory agency, or in order for the Plan to continue to comply with Rule 16b-3 or, if applicable, to comply with the exception for qualified performance-based compensation under Code Section 162(m), or in order for Options intended to constitute Incentive Stock Options to satisfy the requirements of Section 422 of the Code shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Corporation. Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee or, as applicable, a transferee, is obtained.

12. INTERPRETATION.

     The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, Sections 162(m) and 422 of the Code, and all provisions hereof shall be construed in a manner to so comply.

13. EFFECT OF HEADINGS.

     The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

14. GOVERNING LAW.

     The Plan shall be governed by the laws of the State of Delaware.

15. EFFECTIVE DATE OF PLAN.

     The effective date of the Plan is the date the Plan is adopted by the Board.

PROXY
                                CORECOMM LIMITED
                 110 EAST 59TH STREET, NEW YORK, NEW YORK 10022
    SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON
                                  MAY 31, 2000

    The undersigned hereby appoints George S. Blumenthal, J. Barclay Knapp and Richard J. Lubasch, and each of them, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Shareholders of CoreComm Limited (the "Company") to be held on Wednesday, May 31, 2000 at 11:15 a.m., local time, at the Essex House, Hyde Park Suite, located at 160 Central Park South, New York, New York 10019, and at any adjournment or postponement thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally Present.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. Unless otherwise specified in the boxes provided below, this Proxy will be voted FOR the nominees for Director, FOR proposals 2, 3 and 4 and, in the discretion of the above named persons, as to any other matter that may properly come before the Annual Meeting.

1. Election of Directors:        Nominees:  George S. Blumenthal and Barclay Knapp
   [ ]  VOTE FOR all nominees listed, except as marked to       [ ]  VOTE WITHHELD
        the contrary above. (TO WITHHOLD YOUR VOTE FOR ANY                    from all nominees
          INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE
          NOMINEE'S NAME IN THE LIST ABOVE.)

2. Ratify the adoption of the CoreComm Limited 1999 Stock Option Plan.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

3. Ratify the adoption of the CoreComm Limited 2000 Stock Option Plan.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

4. Ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000.

                [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

          (Please date and sign on reverse side and return promptly.)

5. In the discretion of the persons named above, to act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" ALL NOMINEES FOR DIRECTOR AND A VOTE "FOR" PROPOSALS 2, 3 AND 4 SET FORTH ON THE REVERSE SIDE HEREOF. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

                                                --------------------------------
                                                           Signature

                                                --------------------------------
                                                           Signature

                                                          Dated: 2000
                                                In case of joint owners, each
                                                joint owner must sign. If
                                                signing for a corporation or
                                                partnership or an agent,
                                                attorney or fiduciary, indicate
                                                the capacity in which you are
                                                signing.

               PLEASE MARK, DATE AND SIGN YOUR NAME AS IT APPEARS
                ON THIS CARD AND RETURN IN THE ENCLOSED ENVELOPE